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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 1, 2005
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                                 Morgan Stanley
             (Exact name of registrant as specified in its charter)
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              Delaware                1-11758                  36-3145972
 (State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

   1585 Broadway, New York, New York                               10036
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
         (Former name or former address, if changed since last report)
                              ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


(b) On April 1, 2005, Mr. Stephan F. Newhouse, the former President of Morgan Stanley, notified Morgan Stanley that he has left the Firm.



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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MORGAN STANLEY
                                                (Registrant)


                                                By:    /s/ Ronald T. Carman
                                                       --------------------
                                                Name:  Ronald T. Carman
                                                Title: Assistant Secretary


Date: April 1, 2005